Corporate Presentation

May 2008

CFS China Fire & Security Group, Inc.
Sureland Industrial Fire Safety Limited

Ticker: CFSG

Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

- Leading provider of total solutions in the Industrial Fire Safety Sector in China
- A market leader with high entry barrier and competitive differentiation in a fragmented market
- Reoccurring revenue opportunities with top-tier customer base
- Innovative R&D team with a portfolio of patented and proprietary products
- Well recognized brand name backed by numerous awards and honors
- Positioned to benefit from China's movement to higher industrial safety standards and strong economic expansion

Financial Overview ($ in millions)



80
60
40
20
0
16.5
5.2
21.6
7.3
32.5
8.5
46.8
16.8
66.6
22.3
FY 2004
FY 2005
FY 2006
FY2007
2008
(Guidance)
Revenue
Net Income (proforma*)

* Proforma Net Income excludes non-cash loss of $1.6 million for change in fair value of warrants in 2006 and gain of 1.2 million in 2007

Capital Structure/Other Information

- *Symbol:* CFSG (NASDAQ)
- Stock Price (05/09/2008): $9.90
- *F/D shares outstanding*: 27.8 million
- *Float:* 6 million
- Market Cap: $273 million
- *Management ownership*: 50.7%
- *Fiscal year end:* December 31
- *Auditor*: Moore, Stephens, Wurth and Frazer

- **China's Industry Play**
  - Industrial fire protection market is about $1 Billion in 2006 and grow at 11% annually
  - Industrialization process across all sectors and throughout China
  - Steel industry in particular with new fire standard in place
  - Overall improvement in government enforcement on Fire Safety

- **First mover**
  - Founded in 1995, China Fire & Security Group is headquartered in Beijing with more than 500 employees and 30 sales offices throughout China.
  - Largest manufacturer, distributor, and installer of industrial fire protection products and services in China.
  - Strong R&D with 52 issued patents in products all aspects of industrial fire safety from fire detection to fire system control and extinguishing.

- **First-tier client base**
  - State owned multi-billion dollar companies: Top 10 iron and steel companies, top 5 power plant groups, top 2 petrochemical producers.

- **Focus on organic growth with potential as a consolidator in China**

- **First Quarter Financial Results 2008**

	$ million	% of Sales	Y/Y Growth
Revenue	14.7	100%	54.7%
Gross Profit	8.0	54%	60.4%
Operating Income	4.6	31%	41.9%
Net Income	4.7	33%	14.8%

Growth Drivers:

- China's industrialization is driving significant demand for industrial fire prevention and remediation systems

- Increased government regulations
  - Fire Services Law enacted in 1998
  - Safety Production Law enacted in 2002
  - Fire standards for Iron and Steel industry in 2007

- Large and under penetrated market for existing structures with inadequate fire safety systems – An estimated 80% of steel plants are not fully compliant with current fire safety requirements.

- CFSG has only 6% of the market share of industrial fire protection industry while providing a superior product offering at comparably lower price points creating ample opportunities for growth

* (Source: "China Building Mechanical & Electrical Engineering" March 2006)

Industrial Fire Safety Systems Demand a Greater Degree of Technical Specialization as Compared to General Residential and Commercial Construction Creating a niche for CFSG

- Designers must consider a myriad of complex technologies, safety factors, as well as, unique fire hazard risks associated with various areas of protection
- CFSG's specialized products & technologies address adverse environmental problems such as humidity, dust and electro-magnetic interference
- CSFG provides "end-to-end" turnkey solutions and services that are required by many industrial customers
- 52 issued patents covering: fire detecting, system control, and fire extinguishing technologies
- High displacement barriers after initial installation with ongoing high margin maintenance opportunities


Typical industrial fire prevention and fighting system contract
Identifying target projects
Business contact and technical service for target customers
Project tendering and Contract signing
Specialized fire facilities design
Risk analysis of fire hazard
Testing on fire hazard
Technical solution of fire safety system
Quality Control
Maintenance
Installation and management
System integration (including purchasing of peripheral products)
Product Manufacture
Fire detection system
Fire alarm control system
Fire extinguishing system

Three major revenue sources:

- **Total Solutions (77%)** – complete design and installation of fire prevention and suppression systems
- **Product Sales (20%)** – the sale of proprietary and other fire detection and remediation products is done through regional sales offices and value added resellers
- **Maintenance Services (3%)** – provided to customers after the installation of relevant fire prevention and suppression systems



Revenue breakdown*
20%
3%
77%
Total Solutions
Product Sales
Maintenance Services







* Results of Q1/2008

Industrial Fire Detectors are required in all industrial environments to detect potential fire hazards.

- **Linear Heat Detectors**

  Required in all industrial environments to detect potential fire hazards in power cables, oil tanks, pipelines, machineries, power plants, large storage, etc.



- **Flame Detectors (Multi-Frequency Infrared Flame Detectors)**

  Based on leading global technology and is widely used in petrochemical plants, hydraulic oil storage, airports, etc.



- **Gas Detectors (Long-haul Flash type IR Combustible Gas Detectors)**

  Can detect a range of 120m x 14m space and works under all weather conditions. It is widely used in oil drilling platforms, oil transportation pipelines, chemical storage facilities, winery storage, etc.



Industrial Fire Alarm Control and Management Systems functions as the operating system for the fire detection and extinguishing systems, and all protected areas. A fire alarm triggers the activation of the automatic fire extinguishing system:

- Fire Alarm and Control System
- Cell-based Fire Safety Information Management System
- Network-based Monitoring and Command System
- Network-based Customer Service System






工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

- Specialized Water Spray Fire Extinguishing System
- Medium Pressure Single Fluid Water Mist Extinguishing System
- Foam-based Fire Extinguishing System
- Gas-based Fire Extinguishing System including IG541, CO_2, HFC227ea







- R&D team includes staff of 38, the majority which graduated from Top Universities
- Consists of four groups: Detection, Controller, Fire Extinguishing, and System Integration. CFSG has partnerships with other research institutes and universities to jointly develop products for certain consumer applications
- Two "Best of Class" industrial testing facilities, where analysis and examination of products and systems are conducted utilizing real world conditions.
- Experienced advisors and consultants, including a technical consultant who was the former Chief of the Fire Prevention Bureau.





CFSG has continued to strengthen its position as a leader in the development of PRC's national fire safety standards:

- Editorial member for the "Linear Type Heat Detectors"
- Chief Editorial member for the "Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises"
- Editorial member for the "Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations"
- Major participating units for the provincial fire safety standard in the Liaoning, Hubei, Shan Xi, Guang Dong

- Located in Beijing and Tianjin – Total 200,000 sq. ft. facility;
- Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors
- 35% of room space utilization with ample room to accommodate future growth






- Broad customer base which spans over 20 provinces in the PRC
- 30 branches and offices throughout PRC
- Excellent relationships with outside distributors and resellers.



Headquarters
Office/ Branches
Customers
Heilongjiang
Inner Mongolia
Hebei
Liaoning
XinJiang
Baotou
Shanxi
Beijing
Shandong
Taiyuan
Gansu
Jiangsu
Shanxi
Anhui
Nanjing
Chengdu
Hubei
Wuhan
Shanghai
Ningbo
Xiquan
Hunan
Zhejiang
Chongqing
Nanchang
Yunnan
Guizhou
Changsha
Jiangxi
Guiyang
Kunming
Guangdong
Guangzhou

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Most are first tier state-owned enterprises with a significant number of contracts exceeding RMB 10 million (approximately $1.25 million).

Client Name	Cumulative Contract Value in $ million
• Capital Iron and Steel Company	33.4
• Anshan Iron and Steel Company	23.3
• Wuhan Iron and Steel Company	21.5
• Ma An Shan Iron and Steel Company	18.2
• DaTang Power	14.9
• PetroChina Company	7.7
• Changjiang Sanxia ("Three Gorges")	6.9
• HuaNeng Power	2.1

- Ranked No.1 in the category of “System Contracting Enterprises” and on top of the list of the “Top 30 Companies in the Fire Protection Industry” by the China Fire Protection Association.
- Top Level Design Qualification
- Top Level Engineering Qualification from the Ministry of Construction; needed for total solutions in China
- UL Certification from Underwriters Laboratories Inc. of the U.S.


中国消防协会
CHINA FIRE PROTECTION ASSOCIATION


工程设计证书


XGC

Selected Financial Results (in $ million)

	2004	2005	2006	2007
Revenue	$16.5	$21.6	$32.5	$46.8
Gross Profit	$9.3	$12.5	$16.2	$25.7
Gross Margins	56%	58%	50%	55%
Operating Expenses	$4.1	$5.5	$8.3	$10.8
Operating Income	$5.2	$7.0	$8.6	$14.9
Net Income	$5.2	$7.3	$7.0	$16.8
Proforma Net Income*	$5.2	$7.3	$9.4	$15.6
Proforma Net Margin	32%	34%	29%	33%
Proforma EPS (Diluted)	$0.22	$0.30	$0.38	0.56

* Proforma Net Income excludes non-cash gain/loss for change in fair value of warrants: loss of $1.6 million for year 2006, gain of $0.8 million for Q1/2007, and gain of $0.4 million for Q2/2007.

Selected Financial Results (in $ million)

	March 31 2007	June 30 2007	September 30 2007	December 31 2007	March 31 2008
Cash and Restricted Cash	$10.7	$9.4	$13.8	$20.9	$19.5
Accounts Receivable, NET	$14.7	$15.0	$17.1	$16.5	$16.3
Inventory	$3.5	$4.7	$4.3	$4.0	$4.3
Total Current Assets	$46.4	$49.0	$55.1	$62.1	$68.5
Total Assets	$51.1	$55.9	$64.5	$71.6	$78.5
Total Current Liabilities	$19.8	$20.1	$20.0	$21.4	$21.4
Shareholders' Equity	$29.5	$35.7	$44.5	$50.2	$57

Q1/2008 Quarterly Results

- Revenue:	$ 14.7 million,	54.7%	↑
- Net Income (GAAP):	$ 4.7 million,		
- Net Income (Proforma):	$ 4.7 million,	43.8%	↑
- Fully Diluted EPS:	$ 0.17		

Proforma Net Income excludes non-cash loss/gain for change in fair value of warrants and one-time charge for reverse merge.

2008 Financial Guidance:

- Revenue: at least $66.6 million, 44% ↑
- Net Income: at least $22.3 million, 43% ↑
- GAAP EPS: at least $0.78

Gang Jin Li, ***Chairman of the Board***, Mr. Li founded the company in February 1995 and is responsible for the strategic planning, sales and marketing of the company. He has over 12 years experience in the fire prevention and fighting industry in China. Mr. Li received his Master of Management Degree from Beijing University in 1991 and Bachelor of Engineering from Wuhan Iron and Steel University in 1982.

Brian Lin, ***CEO***, Mr. Lin has over 17 years management and technical experience both in the US and China. Mr. Lin is an early stage investor and co-founder of the Company and has been providing strategic guidance since its inception. Prior to joining the Company full time in January 2006, Mr. Lin held various management and technical positions with PacificNet and UTStarcom I China and Nortel Networks and Motorola in the US. Mr. Lin received his Master's Degree in Electrical Engineering from University of Toronto, Canada in 1989.

Tieying Guo, ***President***, Ms. Guo has served as President of our subsidiary, Sureland Industrial Fire Safety Limited since July 2006 and brings over twenty years experience in China's fire protection industry. From January 2004 to July 2006, Ms. Guo was the Executive Vice President of China Fire Group, a fire protection equipment and engineering company in China which was listed in the Hong Kong Stock Exchange in 2003. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire Enterprise Group. From 2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group under the Ministry of Public Safety which owned nearly all the largest state owned fire protection and securities companies in China.

- Gain additional market share through new and existing customers operating in our core industries - iron and steel production, power plants, petrochemical plants, and special purpose construction
- Capture business in new industries such as transportation (subway and tunnel systems), marines, nuclear energy, and large open-space markets (i.e.) exhibition halls, stadiums and theatres
- Seek targeted acquisitions with strong product lines and/or engineering capabilities in regional markets that will bolster our current product portfolio and addressable customer base
- Further explore international market opportunities through additional OEM and international distribution relationships

Questions?

Brian Lin, CEO

Robert Yuan, CAO

Tel: +86-10-8441-7848

Email: ir@chinafiresecurity.com

www.chinafiresecurity.com